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                                                                  EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unit Holders of
        Equity Focus Trusts - S.T.A.R.T. 1998 Series

        We consent to the use of our report dated January 14, 1998 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                        /s/ KPMG Peat Marwick LLP
                                            KPMG Peat Marwick LLP

New York, New York
January 14, 1998